Exhibit 10.3

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT, dated as of August 28, 2015 (as amended, modified, restated or supplemented from time to time, this “Pledge Agreement”) is by and among AMEDISYS, INC., a Delaware corporation (the “Company”), AMEDISYS HOLDING, L.L.C., a Louisiana limited liability company (“Amedisys Holding” and together with the Company, each a “Borrower” and collectively, the “Borrowers”), the other parties identified as “Pledgors” on the signature pages hereto and such other parties that may become Pledgors after the date hereof (together with the Borrowers, individually a “Pledgor”, and collectively the “Pledgors”) and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Secured Parties.

W I T N E S S E T H

WHEREAS, pursuant to that certain Credit Agreement, dated as of the date hereof (as amended, modified, supplemented, increased, extended, restated, renewed, refinanced or replaced from time to time, the “Credit Agreement”) among the Borrowers, the Guarantors party thereto, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer, the Lenders have agreed to make Loans and the L/C Issuer has agreed to issue Letters of Credit upon the terms and subject to the conditions set forth therein; and

WHEREAS, this Pledge Agreement is required by the terms of the Credit Agreement.

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions.

(a) Capitalized terms used and not otherwise defined herein shall have the meanings provided in the Credit Agreement.

(b) As used herein, the following terms shall have the meanings assigned thereto in the UCC (as defined below): Accession, Adverse Claim, Financial Asset, Investment Company Security, Money, Proceeds, Security and Securities Account.

(c) As used herein, the following terms shall have the meanings set forth below:

“Non-Voting Equity” has the meaning provided in Section 2 hereof.

“Pledged Collateral” has the meaning provided in Section 2 hereof.

“Pledged Shares” has the meaning provided in Section 2 hereof.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York, except as such term may be used in connection with the perfection of the Pledged Collateral and then the applicable jurisdiction with respect to such affected Pledged Collateral shall apply.

“Voting Equity” has the meaning provided in Section 2 hereof.

2. Pledge and Grant of Security Interest. To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations, each Pledgor hereby grants, pledges and assigns to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in, and a right to set-off against, any and all right, title and interest of such Pledgor in and to the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the “Pledged Collateral”):

(a) Pledged Shares. (i) One hundred percent (100%) of the issued and outstanding Equity Interests of each Domestic Subsidiary (other than any CFC Holdco) that is directly owned by such Pledgor and (ii) sixty-five percent (65%) (or such greater percentage that, due to a change in an applicable Law after the date hereof, (A) could not reasonably be expected to cause the undistributed earnings of such Foreign Subsidiary or such CFC Holdco as determined for United States federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary’s or such CFC Holdco’s, as applicable, United States parent and (B) could not reasonably be expected to cause any material adverse tax consequences) of the issued and outstanding shares of Equity Interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) (“Voting Equity”) and one hundred percent (100%) of the issued and outstanding Equity Interests not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) (“Non-Voting Equity”) in each Foreign Subsidiary and each CFC Holdco directly owned by such Pledgor, including the Equity Interests of the Subsidiaries owned by such Pledgor as set forth on Schedule 2(a) attached hereto, in each case together with the certificates (or other agreements or instruments), if any, representing such Equity Interests, and all options and other rights, contractual or otherwise, with respect thereto (collectively, together with the Equity Interests described in Sections 2(b) and 2(c) below, the “Pledged Shares”), including, but not limited to, the following:

(1) all Equity Interests or other property representing a dividend or other distribution on or in respect of any of the Pledged Shares, or representing a distribution or return of capital upon or in respect of the Pledged Shares, or resulting from a stock split, revision, reclassification or other exchange therefor, and any other dividends, distributions, subscriptions, warrants, cash, securities, instruments, rights, options or other property issued to or received or receivable by the holder of, or otherwise in respect of, the Pledged Shares; and

(2) in the event of any consolidation or merger involving the issuer of any Pledged Shares and in which such issuer is not the surviving Person, all Equity Interests of the successor Person formed by or resulting from such consolidation or merger, to the extent that such successor Person is a direct Subsidiary of a Pledgor.

(b) Additional Shares. (i) One hundred percent (100%) of the issued and outstanding Equity Interests owned by such Pledgor of any Person that hereafter becomes a Domestic Subsidiary (other than any CFC Holdco) and (ii) sixty-five percent (65%) of the Voting Equity and one hundred percent (100%) of the Non-Voting Equity owned by such Pledgor of any Person that hereafter becomes a Foreign Subsidiary or a CFC Holdco directly owned by such Pledgor, including, without limitation, the certificates (or other agreements or instruments) representing such Equity Interests.

(c) Accessions and Proceeds. All Accessions and all Proceeds of any and all of the foregoing.

Without limiting the generality of the foregoing, it is hereby specifically understood and agreed that a Pledgor may from time to time hereafter deliver additional Equity Interests to the Administrative Agent as collateral security for the Secured Obligations. Upon delivery to the Administrative Agent, such additional Equity Interests shall be deemed to be part of the Pledged Collateral of such Pledgor and shall be subject to the terms of this Pledge Agreement whether or not Schedule 2(a) is amended to refer to such additional Equity Interests.

Notwithstanding anything to the contrary contained herein, the security interests granted under this Pledge Agreement shall not extend to, and the Pledged Collateral shall not include, any Excluded Property.

Each Pledgor and the Administrative Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest created hereby in the Pledged Collateral constitutes continuing collateral security for all of the Secured Obligations, whether now existing or hereafter arising.

3. Delivery of the Pledged Collateral. Each Pledgor hereby agrees that:

(a) Delivery of Certificates. Each Pledgor shall deliver to the Administrative Agent (i) simultaneously with or promptly following the execution and delivery of this Pledge Agreement, all certificates representing the Pledged Shares of such Pledgor and (ii) promptly upon the receipt thereof by or on behalf of a Pledgor, all other certificates and instruments constituting Pledged Collateral of a Pledgor. Prior to delivery to the Administrative Agent, all such certificates and instruments constituting Pledged Collateral of a Pledgor shall be held in trust by such Pledgor for the benefit of the Administrative Agent pursuant hereto. All such certificates and instruments shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, substantially in the form provided in Exhibit 3(a) attached hereto.

(b) Additional Securities. If such Pledgor shall receive (or become entitled to receive) by virtue of its being or having been the owner of any Pledged Collateral, any (i) certificate or instrument, including without limitation, any certificate representing a dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares or membership or other Equity Interests, stock splits, spin-off or split-off, promissory notes or other instruments, (ii) option or right, whether as an addition to, substitution for, conversion of, or an exchange for, any Pledged Collateral or otherwise in respect thereof, (iii) dividends payable in securities, or (iv) distributions of securities or other Equity Interests, cash or other property in connection with a partial or total liquidation, dissolution or reduction of capital, capital surplus or paid-in surplus, then such Pledgor shall accept and receive each such certificate, instrument, option, right, dividend or distribution in trust for the benefit of the Administrative Agent, shall segregate it from such Pledgor’s other property and shall deliver it forthwith to the Administrative Agent in the exact form received together with any necessary endorsement and/or appropriate stock power duly executed in blank, substantially in the form provided in Exhibit 3(a), to be held by the Administrative Agent as Pledged Collateral and as further collateral security for the Secured Obligations.

4. Representations and Warranties. Each Pledgor hereby represents and warrants to the Administrative Agent, for the benefit of the Secured Parties, that:

(a) Authorization of Pledged Shares. The Pledged Shares are duly authorized and validly issued, are fully paid and, to the extent applicable, nonassessable (other than, with respect to non-Wholly Owned Subsidiaries, customary capital contribution requirements) and are not subject to the preemptive rights of any Person (other than as permitted by the Credit Agreement with respect to non-Wholly Owned Subsidiaries).

(b) Title. Each Pledgor has good and indefeasible title to the Pledged Collateral of such Pledgor and is the legal and beneficial owner of such Pledged Collateral free and clear of any Lien, other than Permitted Liens. There exists no Adverse Claim with respect to the Pledged Shares of such Pledgor.

(c) Security Interest/Priority. This Pledge Agreement creates a valid security interest in favor of the Administrative Agent for the benefit of the Secured Parties, in the rights of each Pledgor in the Pledged Collateral. The taking of possession by the Administrative Agent of the certificates representing the Pledged Shares and all other certificates and instruments constituting Pledged Collateral will perfect and establish the first priority of the Administrative Agent’s security interest in the Pledged Shares consisting of certificated securities and, when properly perfected by filing a UCC financing statement or registration, in all other Pledged Collateral to the extent such security interest can be perfected by filing a financing statement under the UCC, free and clear of all Liens other than nonconsensual Permitted Liens permitted pursuant to Section 7.01 of the Credit Agreement.

(d) Pledgor’s Authority. There are no restrictions in any Organization Document governing any Pledged Collateral or any other document related thereto which would limit or restrict (i) the grant of a Lien pursuant to this Pledge Agreement on such Pledged Collateral, (ii) the perfection of such Lien or (iii) the exercise of remedies in respect of such perfected Lien in the Pledged Collateral as contemplated by this Pledge Agreement. Except for (A) the filing or recording of UCC financing statements, (B) obtaining control to perfect the Liens created by this Pledge Agreement (to the extent required under Section 3 hereof), (C) such actions as may be required by Laws affecting the offering and sale of securities, (D) such actions as may be required by applicable foreign Laws affecting the pledge of the Pledged Collateral of Foreign Subsidiaries, (E) with respect to clause (z) below, any actions as may be required by applicable law and (F) consents, authorizations, filings or other actions which have been obtained or made, no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder, member or creditor of such Pledgor), is required for (x) the grant by such Pledgor of the security interest in the Pledged Collateral granted hereby or for the execution, delivery or performance of this Pledge Agreement by such Pledgor, (y) the perfection of such security interest (to the extent such security interest can be perfected by filing under the UCC or the granting of control (to the extent required under Section 3 hereof) or (z) the exercise by the Administrative Agent or the Secured Parties of the rights and remedies provided for in this Pledge Agreement.

(e) Partnership and Membership Interests. None of the Pledged Shares consists of an interest in a partnership or a limited liability company that (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a Security governed by Article 8 of the UCC, (iii) is an Investment Company Security, (iv) is held in a Securities Account or (v) constitutes a Security or a Financial Asset.

(f) No Other Interests. As of the date hereof, no Pledgor owns any Equity Interests in any Subsidiary that are required to be pledged hereunder other than as set forth on Schedule 2(a) attached hereto.

5. Covenants. Each Pledgor covenants that until the Facility Termination Date, such Pledgor:

(a) Filing of Financing Statements. (i) Authorizes the Administrative Agent to file one or more financing statements (with the description of the Pledged Collateral contained herein, including without limitation “all assets” and/or “all personal property” collateral descriptions) disclosing the Administrative Agent’s security interest in the Pledged Collateral, (ii) shall execute and deliver to the Administrative Agent such agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents, as the Administrative Agent may reasonably request) and do all such other things as the Administrative Agent may reasonably deem necessary or appropriate (A) to assure to the Administrative Agent its security interests hereunder, including such instruments as the Administrative Agent may from time to time reasonably request in order to perfect and maintain the security interests granted hereunder in accordance with the UCC, (B) to consummate the transactions contemplated hereby and (C) to otherwise protect and assure the Administrative Agent of its rights and interests hereunder, (iii) irrevocably makes, constitutes and appoints the Administrative Agent, its nominee or any other person whom the Administrative Agent may designate, as such Pledgor’s attorney in fact with full power and for the limited purpose to sign in the name of such Pledgor any financing statements, or amendments and supplements to financing statements, renewal financing statements, notices or any similar documents which in the Administrative Agent’s reasonable discretion would be necessary or appropriate in order to perfect and maintain perfection of the security interests granted hereunder, such power, being coupled with an interest, being and remaining irrevocable until the Facility Termination Date, and (iv) agrees that a carbon, photographic or other reproduction of this Pledge Agreement or any such financing statement is sufficient for filing as a financing statement by the Administrative Agent without notice thereof to such Pledgor wherever the Administrative Agent may in its sole discretion desire to file the same.

(b) Books and Records. Shall mark its books and records (and shall cause the issuer of the Pledged Shares of such Pledgor to mark its books and records) to reflect the security interest granted to the Administrative Agent, for the benefit of the Secured Parties, pursuant to this Pledge Agreement.

(c) Defense of Title. Shall warrant and defend title to and ownership of the Pledged Collateral of such Pledgor at its own expense against the claims and demands of all other parties claiming an interest therein, keep the Pledged Collateral free from all Liens, except for Permitted Liens, and not sell, exchange, transfer, assign, lease or otherwise dispose of Pledged Collateral of such Pledgor or any interest therein, except as permitted under the Credit Agreement and the other Loan Documents.

(d) Amendments. Shall not make or consent to any amendment or other modification or waiver with respect to any of the Pledged Collateral of such Pledgor or enter into any agreement or allow to exist any restriction with respect to any of the Pledged Collateral of such Pledgor other than pursuant hereto or as may be permitted under the Credit Agreement.

(e) Compliance with Securities Laws. Shall file all reports and other information now or hereafter required to be filed by such Pledgor with the United States Securities and Exchange Commission and any other state, federal or foreign agency in connection with the ownership of the Pledged Collateral of such Pledgor.

(f) Issuance or Acquisition of Equity Interests. Shall not, without executing and delivering, or causing to be executed and delivered, to the Administrative Agent such agreements, documents and instruments as the Administrative Agent may reasonably require, issue or acquire any Pledged Shares consisting of an interest in a partnership or a limited liability company that (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a Security governed by Article 8 of the UCC, (iii) is an Investment Company Security, (iv) is held in a Securities Account or (v) constitutes a Security or a Financial Asset.

6. Advances. On failure of any Pledgor to perform any of the covenants and agreements contained herein or any other Loan Document, the Administrative Agent may, at its sole option and in its sole discretion, perform the same and in so doing may expend such sums as the Administrative Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures that the Administrative Agent may make for the protection of the security hereof or that may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Pledgors on a joint and several basis (subject to Section 24 hereof) promptly upon timely notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the Default Rate. No such performance of any covenant or agreement by the Administrative Agent on behalf of any Pledgor, and no such advance or expenditure therefor, shall relieve the Pledgors of any Default or Event of Default. The Administrative Agent may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by a Pledgor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

7. Remedies.

(a) General Remedies. Upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent shall have, in addition to the rights and remedies provided herein, in the Loan Documents, in any other documents relating to the Secured Obligations, or by Law (including, but not limited to, levy of attachment, garnishment and the rights and remedies set forth in the UCC of the jurisdiction applicable to the affected Pledged Collateral), the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights and remedies are asserted and regardless of whether the UCC applies to the affected Pledged Collateral).

(b) Sale of Pledged Collateral. Upon the occurrence of an Event of Default and during the continuation thereof, without limiting the generality of this Section 7 and without notice, the Administrative Agent may, in its sole discretion, to the extent not prohibited by applicable law, sell or otherwise dispose of or realize upon the Pledged Collateral, or any part thereof, in one or more parcels, at public or private sale, at any exchange or broker’s board or elsewhere, at such price or prices and on such other terms as the Administrative Agent may deem commercially reasonable, for cash, credit or for future delivery or otherwise in accordance with applicable law. To the extent permitted by law, any Secured Party may in such event, bid for the purchase of such securities. Each Pledgor agrees that, to the extent notice of sale shall be required by law and has not been waived by such Pledgor, any requirement of reasonable notice shall be met if notice, specifying the place of any public sale or the time after which any private sale is to be made, is personally served on or mailed, postage prepaid, to such Pledgor, in accordance with the notice provisions of Section 11.02 of the Credit Agreement at least 10 days before the time of such sale. The Administrative Agent shall not be obligated to make any sale of Pledged Collateral of such Pledgor regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(c) Private Sale. Upon the occurrence of an Event of Default and during the continuation thereof, the Pledgors recognize that the Administrative Agent may be unable or deem it impracticable to effect a public sale of all or any part of the Pledged Shares or any of the securities constituting Pledged Collateral and that the Administrative Agent may, therefore, determine to make one or more private sales of any such Pledged Collateral to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that any such private sale may be at prices and on other terms less favorable than the prices and other terms that might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale shall be deemed to have been made in a commercially reasonable manner and that the Administrative Agent shall have no obligation to delay sale of any such Pledged Collateral for the period of time necessary to permit the issuer of such Pledged Collateral to register such Pledged Collateral for public sale under the Securities Act or under applicable state securities laws. Each Pledgor further acknowledges and agrees that any offer to sell such Pledged Collateral that has been publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such offer may be advertised without prior registration under the Securities Act) or made privately in the manner described above shall be deemed to involve a “public sale” under the UCC, notwithstanding that such sale may not constitute a “public offering” under the Securities Act, and the Administrative Agent may, in such event, bid for the purchase of such Pledged Collateral.

(d) Retention of Pledged Collateral. In addition to the rights and remedies hereunder, the Administrative Agent may, in compliance with Sections 9-620 and 9-621 of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction, accept or retain the Pledged Collateral in satisfaction of the Secured Obligations. Unless and until the Administrative Agent shall have provided such notices, however, the Administrative Agent shall not be deemed to have accepted or retained any Pledged Collateral in satisfaction of any Secured Obligations for any reason.

(e) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Administrative Agent or the Secured Parties are legally entitled, the Pledgors shall be jointly and severally liable (subject to Section 24 hereof) for the deficiency, together with interest thereon at the Default Rate, together with the costs of collection and the fees, charges and disbursements of counsel. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Pledgors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

8. Rights of the Administrative Agent.

(a) Power of Attorney. In addition to other powers of attorney contained herein, each Pledgor hereby designates and appoints the Administrative Agent, on behalf of the Secured Parties, and each of its designees or agents, as attorney-in-fact of such Pledgor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence of an Event of Default and during the continuation thereof:

(i) to demand, collect, settle, compromise, adjust, and give discharges and releases, all as the Administrative Agent may deem reasonably appropriate;

(ii) to commence and prosecute any actions at any court for the purposes of collecting any of the Pledged Collateral and enforcing any other right in respect thereof;

(iii) to defend, settle or compromise any action brought and, in connection therewith, give such discharge or release as the Administrative Agent may deem reasonably appropriate;

(iv) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Pledged Collateral;

(v) to direct any parties liable for any payment in connection with any of the Pledged Collateral to make payment of any and all monies due and to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct;

(vi) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Pledged Collateral;

(vii) to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices and other documents relating to the Pledged Collateral;

(viii) to execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, security and pledge agreements, affidavits, notices and other agreements, instruments and documents that the Administrative Agent may deem necessary in order to perfect and maintain the security interests and liens granted in this Pledge Agreement and in order to fully consummate all of the transactions contemplated therein;

(ix) to institute any foreclosure proceedings that the Administrative Agent may deem appropriate;

(x) to exchange any of the Pledged Collateral or other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Pledged Collateral with any committee, depository, transfer agent, registrar or other designated agency upon such terms as the Administrative Agent may deem reasonably appropriate;

(xi) to vote for a shareholder or member resolution, or to sign an instrument in writing, sanctioning the transfer of any or all of the Pledged Collateral into the name of the Administrative Agent or one or more of the Secured Parties or into the name of any transferee to whom the Pledged Collateral or any part thereof may be sold pursuant to Section 7 hereof; and

(xii) to do and perform all such other acts and things as the Administrative Agent may reasonably deem appropriate or convenient in connection with the Pledged Collateral.

This power of attorney is a power coupled with an interest and shall be irrevocable until the Facility Termination Date. The Administrative Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Administrative Agent in this Pledge Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Administrative Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Administrative Agent solely to protect, preserve and realize upon its security interest in the Pledged Collateral.

(b) Assignment by the Administrative Agent. The Administrative Agent may from time to time assign the Secured Obligations to a successor Administrative Agent appointed in accordance with the Credit Agreement, and such successor shall be entitled to all of the rights and remedies of the Administrative Agent under this Pledge Agreement in relation thereto.

(c) The Administrative Agent’s Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Pledged Collateral while being held by the Administrative Agent hereunder, the Administrative Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Pledgors shall be responsible for preservation of all rights in the Pledged Collateral, and the Administrative Agent shall be relieved of all responsibility for the Pledged Collateral upon surrendering it or tendering the surrender of it to the Pledgors. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Administrative Agent shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Pledged Collateral. In the event of a public or private sale of the Pledged Collateral pursuant to Section 7 hereof, the Administrative Agent shall have no responsibility for ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Administrative Agent has or is deemed to have knowledge of such matters.

(d) Voting Rights in Respect of the Pledged Collateral.

(i) So long as no Event of Default shall have occurred and be continuing, each Pledgor may exercise any and all voting and other consensual rights pertaining to the Pledged Collateral of such Pledgor or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement or the Credit Agreement; and

(ii) Upon the occurrence of an Event of Default and during the continuation thereof, at the option of the Administrative Agent, all rights of a Pledgor to exercise the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to paragraph (i) of this subsection shall cease and all such rights shall thereupon become vested in the Administrative Agent, which shall then have the sole right to exercise such voting and other consensual rights.

(e) Dividend Rights in Respect of the Pledged Collateral.

(i) So long as no Event of Default shall have occurred and be continuing, each Pledgor may receive and retain any and all dividends and distributions (other than stock dividends and other dividends and distributions constituting Pledged Collateral addressed hereinabove) or interest paid in respect of the Pledged Collateral to the extent permitted under the Credit Agreement.

(ii) Upon the occurrence of an Event of Default and during the continuation thereof:

(A) all rights of a Pledgor to receive the dividends, distributions and interest payments that it would otherwise be authorized to receive and retain pursuant to paragraph (i) of this subsection shall cease and all such rights shall thereupon be vested in the Administrative Agent, which shall then have the sole right to receive and hold as Pledged Collateral such dividends, distributions and interest payments; and

(B) all dividends and interest payments that are received by a Pledgor contrary to the provisions of paragraph (ii)(A) of this subsection shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other property or funds of such Pledgor, and shall be forthwith paid over to the Administrative Agent as Pledged Collateral in the exact form received, to be held by the Administrative Agent as Pledged Collateral and as further collateral security for the Secured Obligations.

(f) Release of Pledged Collateral. The Administrative Agent may release any of the Pledged Collateral from this Pledge Agreement or may substitute any of the Pledged Collateral for other Pledged Collateral without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this Pledge Agreement as to any Pledged Collateral not expressly released or substituted, and this Pledge Agreement shall continue as a first priority lien on all Pledged Collateral not expressly released or substituted.

9. Application of Proceeds. Upon the acceleration of the Obligations pursuant to Section 8.02 of the Credit Agreement, any payments in respect of the Secured Obligations and any proceeds of the Pledged Collateral, when received by the Administrative Agent or any Secured Party in Money, will be applied in reduction of the Secured Obligations in the order set forth in Section 8.03 of the Credit Agreement.

10. Continuing Agreement.

(a) This Pledge Agreement shall remain in full force and effect until the Facility Termination Date, at which time this Pledge Agreement shall be automatically terminated and the Administrative Agent shall, upon the request and at the expense of the Pledgors, forthwith release all of its liens and security interests hereunder, shall return all certificates or instruments pledged hereunder and all other Pledged Collateral in its possession and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Pledgors evidencing such termination.

(b) This Pledge Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Secured Party as a preference, fraudulent conveyance or otherwise under any Debtor Relief Law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including, without limitation, any reasonable legal fees and disbursements) incurred by the Administrative Agent or any Secured Party in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

11. Amendments, Waivers, Modifications, etc. This Pledge Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 11.01 of the Credit Agreement; provided that any update or revision to Schedule 2(a) hereof delivered by any Pledgor shall not constitute an amendment for purposes of this Section 11 or Section 11.01 of the Credit Agreement.

12. Successors in Interest. This Pledge Agreement shall be binding upon each Pledgor, its successors and assigns and shall inure, together with the rights and remedies of the Administrative Agent and the Secured Parties hereunder, to the benefit of the Administrative Agent and the Secured Parties and their successors and permitted assigns.

13. Notices. All notices required or permitted to be given under this Pledge Agreement shall be given as provided in Section 11.02 of the Credit Agreement.

14. Counterparts. This Pledge Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Pledge Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Pledge Agreement.

15. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Pledge Agreement.

16. Governing Law; Submission to Jurisdiction; Venue; WAIVER OF RIGHT TO TRIAL BY JURY. The terms of Sections 11.14 and 11.15 of the Credit Agreement with respect to governing law, submission to jurisdiction, venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

17. Severability. If any provision of this Pledge Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

18. Entirety. This Pledge Agreement, the other Loan Documents and the other documents relating to the Secured Obligations represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Loan Documents, any other documents relating to the Secured Obligations, or the transactions contemplated herein and therein.

19. Survival. All representations and warranties of the Pledgors hereunder shall survive the execution and delivery of this Pledge Agreement, the other Loan Documents and the other documents relating to the Secured Obligations, the delivery of the Notes and the extension of credit thereunder or in connection therewith.

20. Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Pledged Collateral (including, without limitation, real and other personal property and securities owned by a Pledgor), or by a guarantee, endorsement or property of any other Person, then the Administrative Agent shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default and during the continuation thereof, and the Administrative Agent shall have the right, in its sole discretion, to determine which rights, security, liens, security interests or remedies the Administrative Agent shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or the Secured Obligations or any of the rights of the Administrative Agent or the Secured Parties under this Pledge Agreement, under any of the other Loan Documents or under any other document relating to the Secured Obligations.

21. Joinder. At any time after the date of this Pledge Agreement, one or more additional Persons may become party hereto by executing and delivering to the Administrative Agent a Joinder Agreement. Immediately upon such execution and delivery of such Joinder Agreement (and without any further action), each such additional Person will become a party to this Pledge Agreement as a “Pledgor” and have all of the rights and obligations of a Pledgor hereunder and this Pledge Agreement and the schedules hereto shall be deemed amended by such Joinder Agreement.

22. Rights of Required Lenders. All rights of the Administrative Agent hereunder, if not exercised by the Administrative Agent, may be exercised by the Required Lenders.

23. Consent of Issuers of Pledged Equity. Each issuer of Pledged Shares party to this Pledge Agreement hereby acknowledges, consents and agrees to the grant of the security interests in such Pledged Shares by the applicable Pledgors pursuant to this Pledge Agreement, together with all rights accompanying such security interest as provided by this Pledge Agreement and applicable law, notwithstanding any anti-assignment provisions in any operating agreement, limited partnership agreement or similar organizational or governance documents of such issuer.

24. Joint and Several Obligations of Pledgors.

(a) Subject to subsection (c) of this Section 24, each of the Pledgors is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the Secured Parties, for the mutual benefit, directly and indirectly, of each of the Pledgors and in consideration of the undertakings of each of the Pledgors to accept joint and several liability for the obligations of each of them.

(b) Subject to subsection (c) of this Section 24, each of the Pledgors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Pledgors with respect to the payment and performance of all of the Secured Obligations arising under this Pledge Agreement, the other Loan Documents and any other documents relating to the Secured Obligations, it being the intention of the parties hereto that all the Secured Obligations shall be the joint and several obligations of each of the Pledgors without preferences or distinction among them.

(c) Notwithstanding any provision to the contrary contained herein, in any other of the Loan Documents or in any other documents relating to the Secured Obligations, the obligations of each Guarantor under the Credit Agreement, the other Loan Documents and the documents relating to the Secured Obligations shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

[Signature Pages Follow]

Each of the parties hereto has caused a counterpart of this Pledge Agreement to be duly executed and delivered as of the date first above written.

PLEDGORS:	AMEDISYS, INC.,
a Delaware corporation
By: /s/ Ronald A. LaBorde
Name: Ronald A. LaBorde
Title: Vice Chairman and Chief Financial Officer
AMEDISYS HOLDING, L.L.C., a Louisiana limited liability company
By: /s/ Ronald A. LaBorde
Name: Ronald A. LaBorde
Title: Vice-President and Treasurer
ACCUMED HEALTH SERVICES, L.L.C., a Texas limited liability company
ACCUMED HOLDING, L.L.C., a Delaware limited liability company
ACCUMED HOME HEALTH OF GEORGIA, L.L.C., a Georgia limited liability company
ACCUMED HOME HEALTH OF NORTH TEXAS, L.L.C., a Texas limited liability company
ADVENTA HOSPICE SERVICES OF FLORIDA, INC., a Florida corporation
ADVENTA HOSPICE, L.L.C., a Florida limited liability company
ALBERT GALLATIN HOME CARE AND HOSPICE SERVICES, LLC, a Delaware limited liability company
AMEDISYS AIR, L.L.C., a Louisiana limited liability company
AMEDISYS ALABAMA, L.L.C., an Alabama limited liability company
AMEDISYS ALASKA, LLC, an Alaska limited liability company
AMEDISYS ARIZONA, L.L.C., an Arizona limited liability company
AMEDISYS ARKANSAS, LLC, an Arkansas limited liability company
AMEDISYS BA, LLC, a Delaware limited liability company

AMEDISYS, INC.

AMEDISYS HOLDING, L.L.C.

PLEDGE AGREEMENT

AMEDISYS CALIFORNIA, L.L.C.,
a California limited liability company
AMEDISYS COLORADO, L.L.C., a Colorado limited liability company
AMEDISYS CONNECTICUT, L.L.C., a Connecticut limited liability company
AMEDISYS DELAWARE, L.L.C., a Delaware limited liability company
AMEDISYS FLORIDA, L.L.C., a Florida limited liability company
AMEDISYS GEORGIA, L.L.C., a Georgia limited liability company
AMEDISYS HEALTH CARE WEST, L.L.C., a Delaware limited liability company
AMEDISYS HOME HEALTH, INC. OF ALABAMA, an Alabama corporation
AMEDISYS HOME HEALTH, INC. OF SOUTH CAROLINA, a South Carolina corporation
AMEDISYS HOME HEALTH, INC. OF VIRGINIA, a Virginia corporation
AMEDISYS HOSPICE, L.L.C., a Louisiana limited liability company
AMEDISYS IDAHO, L.L.C., an Idaho limited liability company
AMEDISYS ILLINOIS, L.L.C., an Illinois limited liability company
AMEDISYS INDIANA, L.L.C., an Indiana limited liability company
AMEDISYS IOWA, L.L.C., an Iowa limited liability company
AMEDISYS KANSAS, L.L.C., a Kansas limited liability company
AMEDISYS LA ACQUISITIONS, L.L.C., a Louisiana limited liability company
AMEDISYS LOUISIANA, L.L.C., a Louisiana limited liability company
AMEDISYS MAINE, P.L.L.C., a Maine professional limited liability company
AMEDISYS MARYLAND, L.L.C., a Maryland limited liability company
AMEDISYS MASSACHUSETTS, L.L.C., a Massachusetts limited liability company
AMEDISYS MICHIGAN, L.L.C., a Michigan limited liability company
AMEDISYS MINNESOTA, L.L.C., a Minnesota limited liability company

AMEDISYS, INC.

AMEDISYS HOLDING, L.L.C.

PLEDGE AGREEMENT

AMEDISYS MISSISSIPPI, L.L.C.,
a Mississippi limited liability company
AMEDISYS MISSOURI, L.L.C., a Missouri limited liability company\
AMEDISYS NEBRASKA, L.L.C., a Nebraska limited liability company
AMEDISYS NEVADA, L.L.C., a Nevada limited liability company
AMEDISYS NEW HAMPSHIRE, L.L.C., a New Hampshire limited liability company
AMEDISYS NEW JERSEY, L.L.C., a New Jersey limited liability company
AMEDISYS NEW MEXICO, L.L.C., a New Mexico limited liability company
AMEDISYS NORTH CAROLINA, L.L.C., a North Carolina limited liability company
AMEDISYS NORTH DAKOTA, L.L.C., a North Dakota limited liability company
AMEDISYS NORTHWEST, L.L.C., a Georgia limited liability company
AMEDISYS OHIO, L.L.C., an Ohio limited liability company
AMEDISYS OKLAHOMA, L.L.C., an Oklahoma limited liability company
AMEDISYS OREGON, L.L.C., an Oregon limited liability company
AMEDISYS PENNSYLVANIA, L.L.C., a Pennsylvania limited liability company
AMEDISYS PROPERTY, L.L.C., a Louisiana limited liability company
AMEDISYS QUALITY OKLAHOMA, L.L.C., an Oklahoma limited liability company
AMEDISYS RHODE ISLAND, L.L.C., a Rhode Island limited liability company
AMEDISYS SC, L.L.C., a South Carolina limited liability company
AMEDISYS SOUTH DAKOTA, L.L.C., a South Dakota limited liability company
AMEDISYS SOUTH FLORIDA, L.L.C., a Florida limited liability company
AMEDISYS SPECIALIZED MEDICAL SERVICES, L.L.C., a Louisiana limited liability company
AMEDISYS SP-IN, L.L.C., an Indiana limited liability company

AMEDISYS, INC.

AMEDISYS HOLDING, L.L.C.

PLEDGE AGREEMENT

AMEDISYS SP-KY, L.L.C.,
a Kentucky limited liability company
AMEDISYS SP-OH, L.L.C., an Ohio limited liability company
AMEDISYS SP-TN, L.L.C., a Tennessee limited liability company
AMEDISYS TENNESSEE, L.L.C., a Tennessee limited liability company
AMEDISYS TEXAS, L.L.C., a Texas limited liability company
AMEDISYS TLC ACQUISITION, L.L.C., a Louisiana limited liability company
AMEDISYS UTAH, L.L.C., a Utah limited liability company
AMEDISYS VENTURES, L.L.C., a Delaware limited liability company
AMEDISYS VIRGINIA, L.L.C., a Virginia limited liability company
AMEDISYS WASHINGTON, L.L.C., a Washington limited liability company
AMEDISYS WEST VIRGINIA, L.L.C., a West Virginia limited liability company
AMEDISYS WESTERN, L.L.C., a Delaware limited liability company
AMEDISYS WISCONSIN, L.L.C., a Wisconsin limited liability company
ANMC VENTURES, L.L.C., a Louisiana limited liability company
AVENIR VENTURES, L.L.C., a Louisiana limited liability company
BEACON HOSPICE, L.L.C., a Delaware limited liability company
BROOKSIDE HOME HEALTH, LLC, a Virginia limited liability company
CH HOLDINGS, LLC, a Louisiana limited liability company
COMPREHENSIVE HOME HEALTHCARE SERVICES, L.L.C., a Tennessee limited liability company
EMERALD CARE, L.L.C., a North Carolina limited liability company
FAMILY HOME HEALTH CARE, L.L.C., a Kentucky limited liability company
GREATER MOBILE HOME HEALTH, LLC, a Delaware limited liability company

AMEDISYS, INC.

AMEDISYS HOLDING, L.L.C.

PLEDGE AGREEMENT

HHC, L.L.C.,
a Tennessee limited liability company
HMR ACQUISITION, Inc., a Delaware corporation
HOME HEALTH OF ALEXANDRIA, L.L.C., a Louisiana limited liability company
HOME HOSPITALISTS OF AMERICA, LLC, a Delaware limited liability company
HORIZONS HOSPICE CARE, L.L.C., an Alabama limited liability company
HOUSECALL HOME HEALTH, L.L.C., a Tennessee limited liability company
HOUSECALL MEDICAL RESOURCES, L.L.C., a Delaware limited liability company
HOUSECALL MEDICAL SERVICES, L.L.C., a Tennessee limited liability company
HOUSECALL SUPPORTIVE SERVICES, L.L.C., a Florida limited liability company
HOUSECALL, L.L.C., a Tennessee limited liability company
M.M. ACCUMED VENTURES, L.L.C., a Texas limited liability company
MC VENTURES, LLC, a Mississippi limited liability company
NINE PALMS 1, L.L.C., a Virginia limited liability company
TENDER LOVING CARE HEALTH CARE SERVICES INTERNATIONAL, LLC, a Delaware limited liability company
TENDER LOVING CARE HEALTH CARE SERVICES MIDWEST, LLC, a Delaware limited liability company
TENDER LOVING CARE HEALTH CARE SERVICES OF BROWARD, LLC, a Delaware limited liability company
TENDER LOVING CARE HEALTH CARE SERVICES OF ERIE NIAGARA, LLC, a New York limited liability company
TENDER LOVING CARE HEALTH CARE SERVICES OF GEORGIA, LLC, a Delaware limited liability company
TENDER LOVING HEALTH CARE SERVICES OF LONG ISLAND, LLC, a New York limited liability company

AMEDISYS, INC.

AMEDISYS HOLDING, L.L.C.

PLEDGE AGREEMENT

TENDER LOVING CARE HEALTH CARE SERVICES OF NASSAU SUFFOLK, LLC,
a New York limited liability company
TENDER LOVING CARE HEALTH CARE SERVICES OF NEW ENGLAND, LLC, a Delaware limited liability company
TENDER LOVING CARE HEALTH CARE SERVICES OF WEST VIRGINIA, LLC, a Delaware limited liability company
TENDER LOVING CARE HEALTH CARE SERVICES SOUTHEAST, LLC, a Delaware limited liability company
TENDER LOVING CARE HEALTH CARE SERVICES WESTERN, LLC, a Delaware limited liability company
TLC HOLDINGS I, L.L.C., a Delaware limited liability company
TLC HEALTH CARE SERVICES, L.L.C., a Delaware limited liability company
By: /s/ Ronald A. LaBorde
Name: Ronald A. LaBorde
Title: Vice-President
NINE PALMS 2, LLP, a Mississippi limited liability partnership
By: MC Ventures, LLC
its general partner
By: /s/ Ronald A. LaBorde
Name: Ronald A. LaBorde
Title: Vice-President

AMEDISYS, INC.

AMEDISYS HOLDING, L.L.C.

PLEDGE AGREEMENT

Accepted and agreed to as of the date first above written. BANK OF AMERICA, N.A., as Administrative Agent
By: /s/ Tiffany Shin
Name: Tiffany Shin
Title: Assistant Vice President

AMEDISYS, INC.

AMEDISYS HOLDING, L.L.C.

PLEDGE AGREEMENT

EXHIBIT 3(a)

FORM OF IRREVOCABLE STOCK POWER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to

the following shares of capital stock of                     , a                     corporation:

Number of Shares	Certificate Number

and irrevocably appoints                     its agent and attorney-in-fact to transfer all or any part of such capital stock and to take all necessary and appropriate action to effect any such transfer. The agent and attorney-in-fact may substitute and appoint one or more persons to act for him.

[HOLDER]
By:
Name:
Title: